Exhibit # 10.18

                      Convertible Note - T. Baba & addendum

                          COMPETITIVE COMMUNICATIONS INC.
                            A California Corporation

                                   Addendum I

                                To A Secured Note

The Secured Notes ("Note") dated 2/5/98 and 3/24/98 for the aggregate amount of $39,083.67 (inclusive of all accrued interest through 11/30/99) between COMPETITIVE COMMUNICATIONS, INC., now a wholly owned subsidiary of COMPETITIVE COMPANIES, INC., a Nevada. Corporation (hereinafter referred to as "Maker"), and
T. Baba & Co. (hereinafter referred to as "Holder") is hereby modified as follows.

Maker hereby offers and Holder hereby accepts to receive for full consideration and payment for the Note, common stock shares of COMPETITIVE COMPANIES, INC. at the price of $1.00 per share. This is in lieu of all other consideration specified in the Note including the 40% discount price off the opening price of the stock.

In such case that the opening price per share is less than $3.00, Maker will issue additional shares of common stock to Holder for the difference between the opening price per share (if less than $3.00) and $3.00. (As an example: If the current Note is $10,000.00. Maker will upon receipt of this signed Addendum immediately issue 10,000 shares to Holder. If the opening price is $2.00, Maker will issue Holder an additional 10,000 shares to bring the total value of shares (at $1.00 per share value) to $3.00 per share.)

It is further agreed that should COMPETITIVE COMPANIES, INC. fail to file its application with the SEC to become a publicly trading company prior to January 1, 1999, Holder, at Holder's sole discretion, may nullify this Addendum and revert to the original terms of the Note by notifying Maker in writing on or before January 31, 2000. Should there arise any discrepancy between the Note and this Addendum, this Addendum shall take precedence.

IN WITNESS WHEREOF, the Maker and Holder have executed this Addendum 1 to the aforementioned Secured Note on the date first written below.

HOLDER                                        MAKER
T. BABA & CO.                                 COMPETITIVE COMPANIES, INC. &
                                              COMPETITIVE COMMUNICATIONS INC.

-----------------------                       ----------------------------------
(Signature)                                        (Signature)

THOMAS SERA / T. BAGA__& CO__________________David Kline
(Print Name)

_PARTNER__________________________________                     Chairman & CEO
(Title)

11-29-99
(Date)

                            COMPETITIVE COMMUNICATIONS INC.

                                    Modification. to
                              "A Five Year Secured Note"
                                Subscription Documents

                             Dated December 19, 1997

Warranties and Guarantees Attached to CCI Secured Note, page 5, paragraphs 3a and 3b are modified as follows as of March 27, 1998, and supercedes and replaces the Modifications dated February 12, 1998, and February 1, 1998. This modification is retroactive and offered to all investors who invested in the subject Note prior to and after the effective date.

Said paragraphs are replaced in whole by the following:

3. As an additional option and in the case of CCI becoming a public entity or if CCI is sold to a public company paragraphs 3a and 3b shall apply. Otherwise, If CCI is sold to private investors or a private company (non-public entity): (1) Note Holders who receive monthly interest payments will receive an additional 10% of the amount of their note upon repayment, or (ii) Note Holders who defer (accrue) monthly interest will receive an additional 20% of the amount of their note upon repayment.

a. Convert the Note plus accrued interest (if deferment of accrued interest is requested in writing by Holder and agreed to by Maker) to an amount of common stock in the Corporation that will be determined as follows:

                Amount Discounted off the Offering or Sell Price


Amount of Not

                                    If Monthly Interest                    If Monthly Interest
                                                     Payments Are Taken                     Is Deferred (Accrued)

$ 10,000 - S49,999.99                                               10%                                     25%
S50,000 - S99,999.99-                                               20%                                     35%
$100,000.00 - S249,999.99                                           30%                                     45%
$250,000.00 - $499,999.99                                           40%                                     55%
$500,000.00 and over                                                50%                                     65%


b. Buy at the above price an additional number of shares, but not more than the like number realized by exercising this Option 3.

COMPETITIVE COMMUNICATIONS INC.             INVESTOR(S)


---------------------------------           ------------------------------------
Signature                                                     Signature(s)


_DAVID KLINE, CEO_________________          _THOMAS SERA/T. BABA & CO.      __
Printed Name, Title                                      Printed Name(s)


_____MAY  6, 1998___________________        MAY 7, 1998_________________________
Date                                                          Date(s)

                           COMPETITIVE COMMUNICATIONS INC.

                                 Modification to

                           "A Five Year Secured Note'

                             Subscription Documents

                             Dated December 19, 1997

Warranties and Guarantees Attached to CCI Secured Note, page 5, paragraphs 3a and 3b are modified as follows as of February 12, 1998, and supersedes and re places the Modification dated February 1, 1998. This modification is retroactive and offered to all investors who invested in the subject Note prior to the effective date.

Said paragraphs are replaced in whole by the following:

3. As an additional option and only in the case of CCI becoming a public entity.

a. Convert the Note plus accrued interest (if deferment of accrued interest is requested in writing by Holder and agreed to by Maker) to an amount of common stock in the Corporation that will be determined as follows:

                                Amount Discounted

                             off the Offering Price


                                                             If Monthly Interest           If Monthly Interest
Amount of Note                                               Payments Are Taken          Is Deferred (Accrued)


$10,000 - $49,999.99                                                10%                                    25%
$50,000 - $99,999-99                                                20%                                    35%
$100,000.00 - $249,999.99                                           30%                                    45%
$250,000.00 - $499,999.99                                           40%                                    55%
$500,000.00 and over                                                50%                                    65%


b. Buy at the above price an additional number of shares, but not more than the like number realized by exercising this Option 3.


COMPETITIVE COMMUNICATIONS INC.             INVESTOR(S)


---------------------------------           ------------------------------------
Signature                                                     Signature(s)


_DAVID KILNE, CEO ______________            THOMAS SERA / T BABA & CO__________
Printed Name, Title                                           Printed Name(s)


_MARCH _24, 1998_________________           MARCH 25, 1998______________________
Date                                                          Date(s)

COMPETITIVE COMMUNICATIONS INC.

LARRY HALSTEAD
INVESTMENT CONSULTANT

April 3, 1998

Mr. Thomas Sera
T. BABA & Co.
3889 Foothill Road
Carpinteria, CA 93013-3014

Dear Mr. Sera:

Per your request, we are changing your First Secured Note to defer and accumulate the interest for the higher discount off the offering price. This will defer the monthly interest payments per the terms of the Secured Note as changed by the February 12, 1998, modification.

Please, initial on page 4 and 5 as indicated and return the original to me. Mr. Kline has already initialed. I have dated the initialing as March 6, 1998, so all interest accumulated from the last payment will be included Men calculating the total interest. Also, I have enclosed a copy of page 4 with Mr. Kline's initials for you to keep with your records.

Enclosed is an AIRBORNE EXPRESS envelope for the return of the initialed original Subscription Documents for the First Secured Note.

Should you have any questions, please, do not hesitate to call me.

Sincerely,




Encl

                            COMPETITIVE COMMUNICATIONS INC.

                Secured Note Subscription Agreement Questionnaire

Name(s) as appears on the 5 Year Secured Note: T BABA & CO

The undersigned hereby declares as follows:

I My overall commitment to investments which are not readily marketable is not disproportionate to my net worth and my participation in the Note will not cause such overall commitments to become excessive.

2. 1 have such knowledge and experience in financial and business matters that I am capable of intelligently evaluating the merits and risks of participating in the purchase of a secured note bearing interest at 15% on an annualized basis.

3. 1 have read the agreement and terms of the Note in its entirety, and therefore, I understand its contents and agree to be bound by all of its terms.

4. 1 understand this Note is not a security, and therefore is not afforded the protection under the Securities Act of 1933 or the Securities Act of 1934 (the "Acts") or certain state securities laws, and I do not require the protections afforded under the Acts.

5. 1 have the net worth and income indicated in the following questionnaire, and as such, I am deemed to be an accredited investor.

6. As part of the consideration of this agreement, it is expressly agreed that the proper court for litigation on any matter arising out of this agreement shall be in Riverside County, California, and that all matters shall be controlled by the laws of the State of California

By executing where indicated below, I have become a secured note holder according to the terms of theNote which I have read and understood.

Total Amount to be Remitted 10,000.00         Social Security Number 95-623-0954

Print Name(s) (Individual/Joint Tenant(if applicable):

THOMAS SERA                                _____________________________________

Signature(s):

---------------------------------------    -------------------------------------

Address:   3883 FOOTHILL ROAD

City, State, Zip:  CARPINTERIA, CA  93013-3014                 Date:  3-23-98
Home Phone:  805-684-3312                                      Work Phone:  SAME

                            COMPETITIVE COMMUNICATIONS INC.
                     Secured Note Subscription Agreement Questionnaire

                                    Continued

In order to assure that your Account Executive clearly and accurately portrayed the purchase opportunity in the Note to you, CCI requires everyone to complete and return this information survey.

Were you told that the assets of the Company secure the Note?

X  YES                                     NO

Do you understand that CCI intends to either sell the Company or capitalize it by means of an IPO on or around December 31, 200 1, at which time the Note may be called?

X  YES                                     NO

Do you understand that if you call the Note as the result of an IPO, you may convert to common stock of the Corporation? Were the oral representations and statements made by your Account Executive consistent with the written materials provided to you?

X YES                                      NO

If "NO" to any of the above, please explain-

Who was your Account Executive?  JERALD L WOODS

Investor Name if Corporate or                 Investor (If Individual or
other Entity                                  Joint Tenants)

T BABA & CO______________________________     __________________________________
Print Name                                    Print Name(s)

PARTNERSHIP______________________________     __________________________________
Type Entity                                   Signature

-------------------------------------------   ----------------------------------
Signature                                     Signature of Joint Tenant

3-23-98______________________________________ __________________________________
Date                                          Date

Approximate Annual Gross Income (including spouse's):  100,000.00

Approximate Net Worth (excluding home, furnishings and automobiles): _______$ 150,000 ________S250,000_______-S350,000

X_______$500,000 _______________ S 1,000,000 or more

Prior Investments:
Number of years of investing in:  40  Common Stock  30   Bonds______Commodities
  40   Mutual Funds  30

Limited Partnerships  40  General Partnerships ____ Other (specify):____________

Please give a brief description of your business knowledge and experience (use a separate sheet if you need additional space):

Please indicate the frequency of your investments: X often         occasionally
                                                     seldom        never

                            COMPETITIVE COMMUNICATIONS INC.
                            A California Corporation

                            A Five Year Secured Note

Amount:  10,000.00
Date:  March 23, 1998

FOR VALUE RECEIVED, COMPETITIVE COMMUNICATIONS INC. (hereinafter referred to as, "Maker"), promises to pay to T BABA & CO., an individual/joint tenants/corporation residing in CARPINTERIA (hereinafter the "Holder"), the sum of $10,000.00 together with interest thereon-at the rate of 1.25% per month aggregating to not more than 15% per annum, from the date hereof.

All principal and interest due hereunder shall be payable and shall be paid in lawful money of the United States of America to the Holder at 3889 FOOTHILL ROAD, CARPINTERIA, CA 9313-3014 or at such other place as the Holder shall have designated to Maker in writing.

Each payment shall be credited first on the interest due and the remainder on principal; interest shall thereupon cease upon the principal so credited. Should interest not be paid, it shall thereafter bear like interest, as the principal, but such unpaid interest so compounded shall not exceed an amount equal to is le interest on the unpaid balance at the maximum permitted by law.

Unless Holder otherwise agrees by initialing below, Maker is obligated to make interest only payments which shall be made on a monthly basis on the tenth day of the month commencing thirty calendar days after the receipt of good funds and continue for sixty months or until the Note is paid off or is called according to provisions contained herein.

At the completion of sixty months or upon the Note's being called, all remaining principal and interest are due. Should default of more than thirty days be made in the payment of any installment of interest when due and if applicable, then at the option of the Holder of this Note, the whole sum of principal and interest shall become immediately due and payable.

This is a full recourse Note. This Note may not be changed orally, but only with an agreement in writing and signed by the party to be charged therewith.

The attached Warranties and Guarantees are an explicit part of this Note, and are included in the terms and conditions hereof.

Holder requests that the interest payments not be paid, and that the unpaid interest shall become a part of the principal, and therefore bear like interest as the principal.

COMPETITIVE COMMUNICATIONS INC.             INVESTOR(S)


---------------------------------           ------------------------------------
Signature                                                     Signature(s)


_DAVID KILNE, CEO ______________            THOMAS SERA / T BABA & CO__________
Printed Name, Title                                           Printed Name(s)


_MARCH _24, 1998_________________           MARCH 23, 1998______________________
Date                                                          Date(s)

               Warranties and Guarantees Attached to CCI Secured Note

These Warranties and Guarantees are an explicit part of the Note, and are included in the terms and conditions thereof.

CCI wan-ants that it intends, on a best efforts basis, to either sell the Corporation or become a public entity on or around December 31, 2001. If at that time the Note remains open, the note holder may exercise one of the following options:

1.       Call the Note. at face value plus accrued interest (if applicable); or
2.       Keep the Note to maturity (60) months; or
3. As an additional option and only in the case of CCI becoming a public entity.

         a. Convert the Note plus accrued interest (if deferment of accrued interest is requested in writing by Holder and agreed to by Maker) to an amount of common stock in the Corporation that will be determined by dividing the Note by the offering price, and

         b. Buy at the offering price an additional number of shares, but not more than the like number realized by exercising this Option 3.

                       COMPETITIVE COMMUNICATIONS INC.

               Secured Note Subscription Agreement Questionnaire

Name(s) as appears on the 5 Year Secured Note: T BABA & CO.

The undersigned hereby declares as follows:

I My overall commitment to investments which are not readily marketable is not disproportionate to my net worth and my participation in the Note will not cause such overall commitments to become excessive.

2. 1 have such knowledge and experience in financial and business matters that I am capable of intelligently evaluating the merits and risks of participating in the purchase of a secured note bearing interest at 15% on an annualized basis.

3. 1 have read the agreement and terms of the Note in its entirety, and therefore, I understand its contents and agree to be bound by all of its terms.

4. 1 understand this Note is not a security, and therefore is not afforded the protection under the Securities Act of 1933 or the Securities Act of 1934 (the "Acts") or certain state securities laws, and I do not require the protections afforded under the Acts.

5. 1 have the net worth and income indicated in the following questionnaire, and as such, I am deemed to be an accredited investor.

6. As part of the consideration of this agreement, it is expressly agreed that the proper court for litigation on any matter arising out of this agreement shall be in Riverside County, California, and that all matters shall be controlled by the laws of the State of California

By executing where indicated below, I have become a secured note holder according to the terms of theNote which I have read and understood.

Total Amount to be Remitted     20,000.00     Social Security Number 95-623-0954

Print Name(s) (Individual/Joint Tenant(if applicable):

THOMAS SERA                                 ____________________________________

Signature(s):

----------------------------------          ------------------------------------

Address:   3889 FOOTHILL ROAD

City, State, Zip:  CARPINTERIA, CA  93013-3014                Date:  1-29-98
Home Phone:  805-684-3312                                     Work Phone:  SAME

                       COMPETITIVE COMMUNICATIONS INC.
                  Secured Note Subscription Agreement Questionnaire

                                    Continued

In order to assure that your Account Executive clearly and accurately portrayed the purchase opportunity in the Note to you, CCI requires everyone to complete and return this information survey.

Were you told that the assets of the Company secure the Note?

X  YES                                     NO

Do you understand that CCI intends to either sell the Company or capitalize it by means of an IPO on or around December 31, 200 1, at which time the Note may be called?

X  YES                                     NO

Do you understand that if you call the Note as the result of an IPO, you may convert to common stock of the Corporation? Were the oral representations and statements made by your Account Executive consistent with the written materials provided to you?

X YES                                      NO

If "NO" to any of the above, please explain-

Who was your Account Executive?  JERALD L WOODS

Investor Name if Corporate or                     Investor (If Individual or
other Entity                                      Joint Tenants)
T BABA & CO______________________________         ______________________________
Print Name                                        Print Name(s)

PARTNERSHIP______________________________         ______________________________
Type Entity                                       Signature

-------------------------------------------       ------------------------------
Signature                                         Signature of Joint Tenant

1-29-98______________________________________     ______________________________
Date                                              Date

Approximate Annual Gross Income (including spouse's):  100,000.00

Approximate Net Worth (excluding home, furnishings and automobiles): _______$ 150,000 ________S250,000_______-S350,000

X_______$500,000 _______________ S 1,000,000 or more

Prior Investments:
Number of years of investing in:  40  Common Stock  30   Bonds______Commodities
  40   Mutual Funds  30

Limited Partnerships  40  General Partnerships ____ Other (specify):____________

Please give a brief description of your business knowledge and experience (use a separate sheet if you need additional space):

Please indicate the frequency of your investments: X often          occasionally
                                                     seldom         never

                            COMPETITIVE COMMUNICATIONS INC.
                            A California Corporation

                               A Five Year Secured Note

Amount:  20,000.00
Date:  January 29, 1998

FOR VALUE RECEIVED, COMPETITIVE COMMUNICATIONS INC. (hereinafter referred to as, "Maker"), promises to pay to T BABA & CO., an individual/joint tenants/corporation residing in CARPINTERIA (hereinafter the "Holder"), the sum of $2,000.00 together with interest thereon-at the rate of 1.25% per month aggregating to not more than 15% per annum, from the date hereof.

All principal and interest due hereunder shall be payable and shall be paid in lawful money of the United States of America to the Holder at 3889 FOOTHILL ROAD, CARPINTERIA, CA 9313-3014 or at such other place as the Holder shall have designated to Maker in writing.

Each payment shall be credited first on the interest due and the remainder on principal; interest shall thereupon cease upon the principal so credited. Should interest not be paid, it shall thereafter bear like interest, as the principal, but such unpaid interest so compounded shall not exceed an amount equal to the interest on the unpaid balance at the maximum permitted by law.

Unless Holder otherwise agrees by initialing below, Maker is obligated to make interest only payments which shall be made on a monthly basis on the tenth day of the month commencing thirty calendar days after the receipt of good funds and continue for sixty months or until the Note is paid off or is called according to provisions contained herein.

At the completion of sixty months or upon the Note's being called, all remaining principal and interest are due. Should default of more than thirty days be made in the payment of any installment of interest when due and if applicable, then at the option of the Holder of this Note, the whole sum of principal and interest shall become immediately due and payable.

This is a full recourse Note. This Note may not be changed orally, but only with an agreement in writing and signed by the party to be charged therewith.

The attached Warranties and Guarantees are an explicit part of this Note, and are included in the terms and conditions hereof.

Holder requests that the interest payments not be paid, and that the unpaid interest shall become a part of the principal, and therefore bear like interest as the principal.

COMPETITIVE COMMUNICATIONS INC.             INVESTOR(S)


---------------------------------           ------------------------------------
Signature                                                     Signature(s)


_DAVID KILNE, CEO ______________            THOMAS SERA / T BABA & CO__________
Printed Name, Title                                           Printed Name(s)



_February 5, 1998_________________          January 29, 1998____________________
Date                                                          Date(s)

               Warranties and Guarantees Attached to CCI Secured Note

These Warranties and Guarantees are an explicit part of the Note, and are included in the terms and conditions thereof.

CCI wan-ants that it intends, on a best efforts basis, to either sell the Corporation or become a public entity on or around December 31, 2001. If at that time the Note remains open, the note holder may exercise one of the following options:

1.       Call the Note. at face value plus accrued interest (if applicable); or
2.       Keep the Note to maturity (60) months; or
3. As an additional option and only in the case of CCI becoming a public entity.

         a. Convert the Note plus accrued interest (if deferment of accrued interest is requested in writing by Holder and agreed to by Maker) to an amount of common stock in the Corporation that will be determined by dividing the Note by the offering price, and

         b. Buy at the offering price an additional number of shares, but not more than the like number realized by exercising this Option 3.

                         COMPETITIVE COMMUNICATIONS INC.

                            A California Corporation

                            A FIVE YEAR SECURED NOTE

                             SUBSCRIPTION DOCUMENTS

                                December 19, 1997

                     DO NOT REPRODUCE-STRICTLY CONFIDENTIAL

The information set forth herein is confidential and is intended for those to whom it is transmitted by the Company. Any reproduction of this material, in whole or part, or the divulgence of any of its contents, without prior written consent of the Company is prohibited. Neither this document, nor any portion thereof, is intended as an offer to sell, or to solicit an offer to buy any security; nor is it a prospectus for a proposed corporation. It is solely for information purposes. No other purpose or use whatsoever is implied or intended.

                        INSTRUCTIONS ON HOW TO SUBSCRIBE

                  PLEASE COMPLETE TWO ORIGINALS OF THE FOLLOWING:

1. COMPLETE and SIGN the Secured Note Subscription Agreement Questionnaire.

2. COMPLETE and SIGN where designated the Five Year Secured Note. (Upon receipt, the Company will compete its portion and return an original to you.)

3. INITIAL by all investors on pages which have an "Initial IT ere" space at the bottom comer.

4. MAKE your check payable in minimum increments of Ten Thousand Dollars ($10,000) as follows:

          COMPETITIVE COMMUNICATIONS INC. - SECURED NOTE

5. RETURN check and TWO complete sets of the Subscription Documents (which includes the Secured Note Subscription Agreement and the Five Year Secured Note) via express courier to the following address:

                        COMPETITIVE COMMUNICATIONS INC.
                             ATTN: David Kline, CEO

                         11731 Sterling Avenue, Suite F

                               Riverside, CA 92503

6.       Qualified IRA
If necessary, contact your Account Executive for IRA documents. The IRA administrator will send out the necessary documents directly to you with the appropriate instructions.

7.        Wire Transfer

          If necessary, contact your Account Executive for wire transfer instructions.